SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2006

DIVIDEND CAPITAL TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland	000-50724	82-0538520
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 1700

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 22, 2006, we issued a press release entitled “Dividend Capital Trust Announces First Quarter 2006 Financial and Operating Results,” which sets forth disclosure regarding our results of operations for the three month period ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1. This section and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press release dated May 22, 2006 and entitled “Dividend Capital Trust Announces First Quarter 2006 Financial and Operating Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.

May 24, 2006	By:	/s/ Evan H. Zucker
Evan H. Zucker Chief Executive Officer